                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      DECEMBER 30, 1996
                                                      -----------------

                             CROWN NORTHCORP, INC.
----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    0-22936                 22-3172740
----------------------------------------------------------------------------
(State of Other Jurisdiction of     (Commission              (IRS Employer
        Incorporation)              File Number)         Identification Number)

     1251 DUBLIN ROAD, COLUMBUS, OHIO                         43215
----------------------------------------------------------------------------
 (Address of Principal Executive Offices)                   (Zip Code)

                                  614/488-1169
----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

The undersigned registrant hereby amends the following terms, financial statements, exhibits or other parts of this report on Form 8-K as set forth below:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired:

         The following audited financial statements of Merchants Mortgage Corporation and independent auditors' report thereon are included in Annex A attached hereto and filed as part of this report:

         o Independent Auditor's Report

         o Balance Sheets, December 31, 1995 and 1994

         o Statements of Income for the years ended December 31, 1995 and 1994

         o Statements of Change in Shareholder's Equity for year ended December 31, 1995 and 1994.

         o Statement of Cash Flows for the years ended December 31, 1995 and
           1994

         o Notes to Financial Statements for the years ended December 31, 1995 and 1994

         The following unaudited interim financial statements of Merchants Mortgage Corporation and notes thereto are included in Annex A-1 attached hereto and filed as part of this report:

         o Balance Sheet, September 30, 1996

         o Statement of Income for the nine months ended September 30, 1996

         o Statements of Cash Flows for the nine months ended September 30,
           1996

         Submission of financial statements of Reinlein/Lieser/McGee Holding Corporation and R/L/M Employee Benefit Corporation is not required at this time as the Company's purchase of all of the issued and outstanding stock of these corporations does not constitute a "significant business combination" as defined in Regulation S-B.

     (b) Unaudited Pro Forma Financial Information:

         The following pro forma financial information is included in Annex B attached hereto and filed as part of this report:

         o Pro Forma Condensed Consolidated Balance Sheet as of September 30,
           1996

         o Pro Forma Condensed Consolidated Statement of Income for year ended December 31, 1995.

         o Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1996.

         Submission of pro forma financial information with respect to Reinlein/Lieser/McGee Holding Corporation and R/L/M Employee Benefit Corporation is not required at this time as the Company's purchase of all of the issued and outstanding stock of these corporations does not constitute a "significant business combination" as defined in Regulation S-B.

     (c) Exhibits:

         1. Stock Purchase Agreement dated December 31, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation. (1)

         2. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation. (2)

         3. Stock Purchase Agreement dated May 22, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl H. Reinlein, George F. Lieser and John R. McGee. (3)

         4. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc.,
             Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl H. Reinlein, George F. Lieser and John R. McGee.
             (4)

         5. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus. (5)

         6. Cash security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus. (6)

         7. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus. (7)

         8. Non-cash collateral security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus. (8)

         9. Letter of credit demand note, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus. (9)

         10. LC Security Agreement, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus. (10)

         11. Registration Rights Agreement, dated December 30, 1996, between Crown NorthCorp, Inc. and Asdale Limited. (11)

         12. Consent of Ernst & Young LLP. (12)

-----------------------------

     (1) Incorporated by reference to Exhibit 1 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (2) Incorporated by reference to Exhibit 2 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (3) A portion incorporated by reference to Exhibit 3 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936); a portion filed herewith.

     (4) Incorporated by reference to Exhibit 4 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (5) Incorporated by reference to Exhibit 5 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (6) Incorporated by reference to Exhibit 6 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (7) Incorporated by reference to Exhibit 7 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (8) Incorporated by reference to Exhibit 8 to the Company's current Report on

          Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (9) Incorporated by reference to Exhibit 9 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (10) Incorporated by reference to Exhibit 10 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (11) Incorporated by reference to Exhibit 11 to the Company's current Report on Form 8-K dated December 30, 1996 (Commission File No. 0-22936).

     (12) Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Crown NorthCorp, Inc.

March 25, 1997                           /s/     RICHARD A. BROCK
                                         -------------------------------
                                         Name:   Richard A. Brock
                                         Title:  Chief Financial Officer


                                         /s/    RAY L. DRUSEIKIS
                                         ------------------------------
                                         Name:  Ray L. Druseikis
                                         Title: Chief Accounting Officer

                               INDEX TO EXHIBITS

1. Stock Purchase Agreement dated December 31, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation.

2. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc. and National City Corporation.

3. Stock Purchase Agreement dated May 22, 1996 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl H. Reinlein, George F. Lieser and John R. McGee.

4. Amendment to Stock Purchase Agreement dated January 9, 1997 by and among Crown NorthCorp, Inc., CNC/DUS Newco, Inc., Reinlein/Lieser/McGee Holding Corporation, R/L/M Employee Benefit Corporation, Karl H. Reinlein, George
    F. Lieser and John R. McGee.

5. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

6. Cash security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

7. Promissory note, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

8. Non-cash collateral security agreement, dated January 10, 1997, by the Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

9. Letter of credit demand note, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

10. LC Security Agreement, dated January 10, 1997, by Crown NorthCorp, Inc. in favor of The Fifth Third Bank of Columbus.

11. Registration Rights Agreement, dated December 30, 1996, between Crown NorthCorp, Inc. and Asdale Limited.

12. Consent of Ernst & Young, LLP

                                    ANNEX A

  ERNST&YOUNG LLP

                                     One Indiana Square      Phone: 317 681 7000
                                     Suite 3400              Fax:   317 681 7216
                                     Indianapolis, Indiana 46204-2094


                         Report of Independent Auditors

The Board of Directors
Merchants Mortgage Corporation

We have audited the accompanying balance sheets of Merchants Mortgage Corporation, a wholly owned subsidiary of National City Corporation, as of December 31, 1995 and 1994, and the related statements of income, changes in shareholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Merchants Mortgage Corporation at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

January 17, 1996

                                               Ernst & Young,LLP


                Ernst & Young, LLP is a member of Ernst &
                Young International, Ltd.

                         Merchants Mortgage Corporation

                                 Balance Sheets

                                                                             December 31
                                                                        1995              1994
                                                                 ---------------------------------
ASSETS
Cash                                                             $    283,155         $    507,465
Short-term investments                                             13,271,000            1,383,000
                                                                 ---------------------------------
                                                                   13,554,155           11,890,465

Mortgage Loans (Note 3)                                               408,547              510,795
Allowances for loan losses (Note 3)                                   (83,125)             (83,125)
                                                                 ---------------------------------
                                                                      325,422              427,670

Real estate held for sale, net                                           --              1,080,000
Interest receivable and other assets                                   59,739              192,567
Furniture, equipment and leasehold improvements, net                  132,279              306,229
Deferred income taxes (Note 5)                                      2,486,279            1,532,964
                                                                 ---------------------------------
Total assets                                                     $ 16,557,874         $ 15,429,895
                                                                 =================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Contingent servicing (Note 8)                                 $  6,620,962         $  7,193,859
Payable to affiliates (Note 6)                                        205,670               17,506
   Accounts payable and accrued liabilities                            54,188               65,161
                                                                 ---------------------------------
Total liabilities                                                   6,880,820            7,276,526
Shareholder's equity:
   Common Stock - no par value - 350 shares authorized,
      issued and outstanding                                          350,000              350,000
   Capital surplus                                                  3,420,934            3,420,934
   Retained earnings                                                5,906,120            4,382,435
                                                                 ---------------------------------
Total shareholder's equity                                          9,677,054            8,153,369
                                                                 ---------------------------------
Total liabilities and shareholder's equity                       $ 16,557,874         $ 15,429,895
                                                                 =================================


See accompanying notes.

                         Merchants Mortgage Corporation

                              Statements of Income

                                                                             December 31
                                                                        1995              1994
                                                                 ---------------------------------
Revenues
  Mortgage servicing                                            $  1,983,866           $ 2,087,331
  Interest                                                           736,958               450,455
  Placement fees                                                       6,000               123,672
  Gain on sale of other real estate held                             419,138                  --
  Other                                                                4,067               233,758
                                                                 ---------------------------------
Total revenues                                                     3,150,029             2,895,216
Expenses:
   Salaries and related costs                                        185,993               207,531
   General and administrative                                        138,101               228,741
   Occupancy and equipment                                           213,465               237,527
   Loss on disposal of capital assets                                 39,997                42,407
   Provision for contingent servicing liabilities (Note 8)              --               3,314,569
   Provision for loan losses (Note 3)                                   --                 285,431
   Other                                                              10,339                  --
                                                                 ---------------------------------
Total expenses                                                       587,835             4,316,206
                                                                 ---------------------------------
Income (loss) before income taxes                                  2,562,194            (1,420,990)

Income tax provision (credit):
   Federal                                                           820,685              (454,924)
   State and local                                                   217,824              (120,745)
                                                                 ---------------------------------
                                                                   1,038,509              (575,669)
                                                                 ---------------------------------
Net income (loss)                                                $ 1,523,685           $  (845,321)
                                                                 =================================


See accompanying notes.

                         Merchants Mortgage Corporation

                  Statements of Changes in Shareholder's Equity

                                              Common            Capital           Retained
                                               Stock            Surplus           Earnings            Total
                                            -----------------------------------------------------------------
Balance, January 1, 1994                    $   350,000       $ 3,420,934       $ 4,382,435     $8,153,369

Net loss                                           --               --             (845,321)      (845,321)
                                            -----------------------------------------------------------------
Balance, December 31, 1994                      350,000         3,420,934         4,382,435      8,153,369

Net income                                         --               --            1,523,685      1,523,685
                                            -----------------------------------------------------------------
Balance, December 31, 1995                  $   350,000       $ 3,420,934       $ 5,906,120     $9,677,054
                                            =================================================================


See accompanying notes.

                         Merchants Mortgage Corporation

                            Statements of Cash Flows

                                                                        YEAR ENDED DECEMBER 31
                                                                        1995              1994
                                                                 ---------------------------------
OPERATING ACTIVITIES

Net income (loss)                                               $   1,523,685          $ (845,321)
Adjustments to reconcile net income (loss) to cash provided
 by operating activities:
    Depreciation and amortization                                      63,971              108,684
    Loss on disposal of capital asset                                  39,997               42,407
    Gain on sale of other real estate held                           (419,138)                --
    Proceeds from sale of other real estate held                    1,499,138                 --
    Provision for contingent servicing liabilities                      --               3,314,569
    Provision for loan losses                                           --                 285,431
    Changes in operating assets and liabilities:
         Other assets                                                (718,239)            (303,864)
         Other liabilities                                           (395,706)          (2,482,001)
                                                                 ---------------------------------
Net cash provided by operating activities                           1,593,708              119,905

INVESTING ACTIVITIES

Disposal of capital assets                                             75,144                4,088
Purchase of capital assets                                             (5,162)                --
                                                                 ---------------------------------
Net cash provided by investing activities                              69,982                4,088
                                                                 ---------------------------------

Increase in cash and cash equivalents                               1,663,690              123,993

Cash and cash equivalents at beginning of year                     11,890,465           11,766,472
                                                                 ---------------------------------
Cash and cash equivalents at end of year                         $ 13,554,155          $11,890,465
                                                                 =================================


See accompanying notes.

                         Merchants Mortgage Corporation

                         Notes to Financial Statements

                               December 31, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Merchants Mortgage Corporation (the Corporation) is a wholly owned subsidiary of National City Corporation (NCC). The principal business activity of the Corporation is the servicing of commercial mortgage loans for others. NCC and affiliated companies provide specialized services to the Corporation in various areas of operations.

CASH EQUIVALENTS

Cash equivalents consist of short-term, highly liquid investments which are readily convertible into cash.

INCOME RECOGNITION

Fees for servicing loans owned by investors are generally based upon a stipulated percentage of the outstanding monthly principal balance of such loans and are receivable only out of interest collected from mortgagors. Such loan servicing fees are recorded as income upon receipt of mortgage payments. Late charges and other miscellaneous fees are also recognized as income upon receipt.

ALLOWANCES FOR LOAN LOSSES AND CONTINGENT SERVICING LIABILITIES

The allowances for loan losses and contingent servicing liabilities are maintained at a level believed adequate by management to absorb potential losses. Management's determination of the adequacy of the allowances is based on an evaluation of the financial condition of the borrowers, estimated value of the real estate which collateralizes the loans, past loss experience, current economic conditions and, for the contingent servicing liabilities, the co-insurance percentage (also see Note 8). The allowances and contingent servicing liabilities are increased by provisions charged against income and reduced by net charge-offs.

REAL ESTATE HELD FOR SALE

Real estate held for sale arises from loan foreclosures or loans deemed to be in-substance foreclosures and is recorded at fair value less estimated selling costs. Expenses of real estate held for sale includes the cost of operating foreclosed properties, gain or loss on disposal of properties, and write-downs of carrying value.

                         Merchants Mortgage Corporation

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FURNITURE EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Furniture, equipment and leasehold improvements are carried at cost less accumulated depreciation. Depreciation of furniture and equipment is computed using the straight-line method over the estimated useful lives of the assess, principally five years.

Leasehold improvements are amortized using the straight-line method over the estimated useful life of the improvement or the lease term; whichever is shorter. At December 31, 1995 and 1994, accumulated depreciation and amortization was $383,942 and $846,820, respectively. Depreciation and amortization expense was $63,971 and $108,684 for the years ended December 31, 1995 and 1994, respectively.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain elements of the 1994 financial statements have been reclassified to conform with the presentation basis.

2. NEW ACCOUNTING STANDARDS

In May 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 122, "Accounting for Mortgage Servicing Rights, an Amendment of FASB Statement No. 65." This Standard is effective for the Corporation for the year ended December 31, 1996. This standard requires mortgage companies to capitalize the cost of mortgage servicing rights for loans purchased or originated with a definitive plan to sell or securitize the loan and retain the servicing rights. The Corporation did not originate, purchase, sell, or securitize any loans for the years ended December 31, 1995 and 1994. No purchased servicing rights were recorded as of and for the years ended December 31, 1995 and 1994. The Corporation will adopt Statement 122 in the first quarter of 1996 and, based on current circumstances, does not believe the effect of adoption will be material.

                         MERCHANTS MORTGAGE CORPORATION

3. MORTGAGE LOANS AND ALLOWANCE FOR LOAN LOSSES

Residential mortgage loans, for which carrying value approximates fair value, were $408,547 and $510,795 as of December 31, 1995 and 1994, respectively.

The change in the allowance for loan losses on loans is summarized as follows:

                                               1995               1994
                                          ---------------------------------
   Balance                                $  83,125          $  74,569
   Provision                                   --              285,431
   Loans charged-off                           --             (276,875)
                                          ---------------------------------
   Balance at end of year                 $  83,125          $  83,125
                                          =================================

4. MORTGAGE SERVICING FOR OTHERS

The balance sheets at December 31, 1995 and 1994 do not include approximately $200,565,139 and $250,033,430, respectively, of principal balances of permanent mortgage loans owned by and serviced for unaffiliated investors (also see Note
6).

The servicing of loans includes collection of loan and escrow payments from individual mortgagors, deposit of these collections into restricted trust accounts, periodic remittance of principal and interest to investors, payment of property taxes and insurance premiums, and periodic inspection of certain properties. At December 31, 1995 and 1994, the Corpration held escrow, agency and fiduciary funds of $4,333,925 and $5,217,067, respectively, representing undisbursed collections from mortgagors. These trust funds and the corresponding fiduciary trust liability are not included in the accompanying balance sheets as they do not represent assets or liabilities of the Corporation.

5. INCOME TAXES

The Corporation is included in the consolidated federal income tax return of NCC. NCC's policy is to allocate income taxes to its subsidiaries on a separate return basis, which includes any net operating income or losses or alternative minimum taxes, subject to recognition of such items on a consolidated basis.

                         Merchants Mortgage Corporation

5. INCOME TAXES (CONTINUED)

Deferred tax assets were approximately $2,359,000 and $1,792,000 and deferred tax liabilities were approximately $105,000 and $280,000, at December 31, 1995 and 1994, respectively. The deferred tax assets result primarily from provision for contingent servicing liabilities and deferred tax liabilities result primarily from differences in depreciation methods.

The federal income tax provision (credit) for the years ended December 31, 1995 and 1994 consisted of the following:

                                                  1995            1994
                                            -------------------------------
       Current                              $  1,562,546      $  160,506
       Deferred                                 (741,861)       (615,430)
                                            -------------------------------
       Provision (credit)                   $    820,685      $ (454,924)
                                            ===============================


Deferred income taxes result principally from differences in the recognition of contingent servicing liabilities and loan loss deductions for income tax and financial reporting purposes.

Cash paid to NCC for income taxes was $1,774,000 and $1,932,000 for the years ended December 31, 1995 and 1994, respectively.

6. RELATED PARTY TRANSACTIONS

Cash is deposited in various demand deposit accounts at an affiliate, National City Bank Indiana (the Bank). In addition, the Corporation invests funds in short-term money market securities of the Bank. Interest earned by the Corporation on these investments was $699,287 and $409,223 in 1995 and 1994, respectively.

In 1994, the Corporation and all affiliated GNMA issuers were required to enter into a Cross-Default Agreement with GNMA. This Agreement makes the event of default under an issuers' respective Guaranty Agreement with GNMA an event of default by other affiliated issuers. Thus, GNMA is entitled to perfect its rights in the pooled mortgages and custodial accounts of the Corporation and pursue any and all other remedies it may have against the Corporation or any affiliated issuer.

                         Merchants Mortgage Corporation

6. RELATED PARTY TRANSACTIONS (CONTINUED)

At December 31, 1995 and 1994, the Corporation was servicing mortgage loans for NCC affiliates totaling approximately $352,332,383 and $315,971,823, respectively. Servicing fees related to these loans are included in the mortgage servicing revenues and were $1,200,000 and $1,229,393 in 1995 and 1994.

The Corporation is covered by a $25,000,000 fidelity bond provided by NCC.

7. EMPLOYEE BENEFIT PLANS

The Corporation's employees are covered by the noncontributory defined benefit rerirement plan of NCC and certain affiliated companies. The Corporation's allocated pension expense was $2,904 and $4,032 for the years ended December 31, 1995 and 1994, respectively.

The Corporation's employees are also covered by a NCC benefit plan which provides postretirement medical and life insurance benefits to all employees meeting certain age and eligibility requirements. The amounts charged so expense for 1995 and 1994 were immaterial.

An employee thrift plan offers all employees, who meet certain age and eligibility requirements, a program of regular savings and investment funded by their own contributions and discretionary matching contributions of the Corporation. The amount charged to expense for the years ended December 31, l995 and 1994 was $4,159 and $4,042, respectively.

8. OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

The Corporation is a party to off-balance sheet financial instruments in the normal course of business to meet the financing needs of customers. These agreements involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. The contract amounts of these instruments, which are not included in the financial statements, indicate the Corporation's activities in particular classes of financial instruments.

                         Merchants Mortgage Corporation

The Corporation's off-balance sheet financial instruments, for which the contract amounts exceed the amount of potential credit risk, relate to two co-insurance multifamily housing loan programs. The Corporation is a participant in the U.S. Department of Housing and Urban Development (HUD) 223(f) co-insurance program and the Federal National Mortgage Association - Delegated Undewriting and Servicing ("FNMA-DUS") program. The Corporation was co-insuring $175,068,240 and $224,171,785 under both programs at December 31, 1995 and 1994, respectively, for loans on properties in the Midwest which mature between 1997 and 2023. Under the terms of both programs, the Corporation is responsible for the first portion of loss on any co-insured loan, with the percetage determined by the loan program. The Corporation's total exposure under both the HUD 223(f) and FNMA-DUS programs, should the borrowr's default and the collateral prove to be of no value, was $37,745,180 at December 31, 1995 and $47,697,553 at December 31, 1994. Individual co-insured loans have letters of credit in favor of FNMA which may be drawn upon to cover collateral deficiencies. At December 31, 1995, $7,012,282 in letters of credit were available, of which $3,833,983 were from affiliates. At December 31, 1995 and 1994, the Corporation had an irrevocable standby bank letter of credit of $2,500,000, with an annual commitment fee of .25%, in favor of the Federal National Mortgage Association related to the FNMA-DUS loans.

The change in contingent servicing liabilities is summarized as follows:

                                              1995             1994
                                          ------------------------------
   Balance at beginning of year           $7,193,859        $4,320,703
   Provision                                    --           3,314,569
   Charge-offs                              (572,897)         (441,413)
                                          ------------------------------
   Balance at end of year                 $6,620,962        $7,193,859
                                          ==============================

9. LEASES

The Corporation leased office space under a noncancelable operating lease which expired June 30, 1995. Net rental expense for 1995 relating to the lease was $111,755. Beginning in 1995,NCC provided certain of its office facilities to the Corporation. Amounts charged to the Corporation for occupancy in 1995 totaled $11,188.

                                   ANNEX A-1

                         Merchants Mortgage Corporation
                                 Balance Sheet
                               September 30, 1996
                                  (UNAUDITED)


===============================================================================


-------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                         $15,339,185
  Accounts receivable-net                                               126,992
  Prepaid expenses and other assets                                       3,862
                                                                    -----------
     Total current assets                                            15,470,039

PROPERTY AND EQUIPMENT-Net                                                4,637

OTHER ASSETS                                                          2,270,082
                                                                    -----------
TOTAL                                                               $17,744,758
                                                                    ===========


LIABILITIES AND SHAREHOLDERS EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                     $430,765
  Accrued liabilities                                                    59,392
                                                                    -----------
     Total current liabilities                                          490,157

LONG TERM OBLIGATIONS:
  Loan loss reserve                                                   6,620,351
                                                                    -----------
      Total long-term obligations                                     6,620,351

SHAREHOLDERS' EQUITY:

  Common stock                                                          350,000
  Additional paid-in capital                                          3,420,934
  Retained earnings                                                   6,863,316
                                                                    -----------
     Total shareholders' equity                                      10,634,250
                                                                    -----------
TOTAL                                                               $17,744,758
                                                                    ===========

                         Merchants Mortgage Corporation
                              Statement of Income
                  For the Nine Months Ended September 30, 1996
                                  (UNAUDITED)

===========================================================================


---------------------------------------------------------------------------
REVENUES:
  Management fees                                               $1,081,232
  Other                                                            627,115
                                                                ----------
     Total revenues                                              1,708,347

OPERATING AND ADMINISTRATIVE EXPENSES:
  Personnel                                                         80,884
  Occupancy                                                         21,571
  Depreciation and Amortization                                      3,108
  Other                                                             (6,698)
                                                                ----------
     Total operating and administrative expenses                    98,865

EARNINGS BEFORE INCOME TAXES                                     1,609,482

INCOME TAX EXPENSE                                                 652,288
                                                                ----------
NET EARNINGS                                                    $  957,194
                                                                ==========

                         Merchants Mortgage Corporation
                            Statement of Cash Flows
                  For the Nine Months Ended September 30, 1996
                                  (UNAUDITED)

================================================================================


--------------------------------------------------------------------------------
Operating Activities:
  Net income                                                         $   957,194
  Adjustments to reconcile net income to cash provided
   by operating activities:
     Depreciation and amortization                                         3,108
     Provision for loan loss                                             (65,142)
     Loss on sale of capital assets                                        4,500
     Changes in operating assets and liabilities:
        Other current assets                                             319,449
        Other current liabilities                                        410,621
                                                                     -----------
Net cash provided by operating activities                              1,629,730

Investing Activities:
 Disposal of capital assets                                              120,034
 Other-net                                                                35,266
                                                                     -----------
Net cash provided by investing activities                                155,300
                                                                     -----------

Increase in cash and cash equivalents                                  1,785,030

Cash and cash equivalents at beginning of year                        13,554,155
                                                                     -----------
Cash and cash equivalents at September 30, 1996                      $15,339,185
                                                                     ===========

                                    ANNEX B

                             CROWN NORTHCORP, INC.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by Crown NorthCorp, Inc. (the "Company") of Merchants Mortgage Corporation ("Merchants") using the purchase method of accounting, and are based on estimates and assumptions set forth below and in the notes to such statements, which include pro forma adjustments. These pro forma financial statements are based upon the historical financial statements of Crown NorthCorp, Inc., adjusted to give effect to the acquisition of Merchants on January 1, 1996 and 1995, respectively.

The unaudited pro forma consolidated balance sheet at September 30, 1996 reflects the accounts of Merchants Mortgage Corporation as if such acquisition occurred on September 30, 1996.

The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deemed appropriate; however, management does not expect the final purchase price allocation to materially differ from the above amounts. The unaudited pro forma consolidated financial information does not profess to represent the Company's results of operations had the above transaction, in fact, occurred on these dates, or to project the Company's combined results of operations for any date or period. The pro forma consolidated financial information should be read in conjunction with the Company's historical financial statements and notes thereto.

                     Crown NorthCorp Inc. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1996
                                  (UNAUDITED)

==================================================================================================================================
                                                                            Merchants           Pro Forma               Pro Forma
                                                      Historical (a)       Mortgage (b)        Adjustments            Consolidated
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                             $390,265        $15,339,185          (15,339,185)(d)             $390,265
  Accounts receivable-net                              2,805,740            126,992             (126,992)(c)            2,805,740
  Prepaid expenses and other assets                      215,245              3,862               (3,862)(c)              215,245
                                                      ----------        -----------          -----------              -----------
     Total current assets                              3,411,250         15,470,039          (15,470,039)               3,411,250

PROPERTY AND EQUIPMENT-Net                             2,054,925              4,637               (4,637)(c)            2,054,925

RESTRICTED CASH                                          367,792                               3,298,653 (d)            3,666,445

INTANGIBLE ASSETS-Net                                    440,270                                 244,787 (e)              685,057

OTHER ASSETS                                             231,962          2,270,082           (2,270,082)(c)              231,962

                                                      ----------        -----------          -----------              -----------
TOTAL                                                 $6,506,199        $17,744,758          (14,201,318)             $10,049,639
                                                      ----------        -----------          -----------              -----------


LIABILITIES AND SHAREHOLDERS EQUITY

CURRENT LIABILITIES:
  Notes payable                                       $2,638,152                                                      $ 2,638,152
  Current portion of long term obligations                35,000                                                           35,000
  Accounts payable                                       334,094           $430,765             (430,765)(c)              334,094
  Accrued liabilities                                    309,879             59,392              (59,392)(c)              309,879
                                                      ----------        -----------         ------------              -----------
     Total current liabilities                         3,317,125            490,157             (490,157)               3,317,125

LONG TERM OBLIGATIONS- Less current portion:
  Industrial development revenue bond                  1,330,000                                                        1,330,000
  Loan loss reserve                                                       6,620,351           (5,358,866)(c)            1,261,485
                                                      ----------        -----------         ------------              -----------
      Total long-term obligations                      1,330,000          6,620,351           (5,358,866)               2,591,485


PREFERRED STOCK                                                                                2,000,000 (d)            2,000,000

SHAREHOLDERS' EQUITY:
  Preferred stock                                                                                281,955 (d)              281,955
  Common stock                                            82,500            350,000             (350,000)(c)               82,500
  Additional paid-in capital                           2,192,772          3,420,934           (3,420,934)(c)            2,192,772
  Retained earnings                                     (386,039)         6,863,316           (6,863,316)(c)             (386,039)
  Excess purchase price of subsidiary                    (13,423)                                                      (13,423.00)
                                                      ----------        -----------         ------------              -----------
     Subtotal                                          1,875,810         10,634,250          (10,352,295)               2,157,765
  Less: Treasury stock, at cost                          (16,736)                                                      (16,736.00)
                                                      ----------        -----------         ------------              -----------
     Total shareholders' equity                        1,859,074         10,634,250          (10,352,295)               2,141,029

                                                      ----------        -----------         ------------              -----------
TOTAL                                                 $6,506,199        $17,744,758          (14,201,318)             $10,049,639
                                                      ==========        ===========         ============              ===========

(a) Historical unaudited condensed consolidated balance sheet of the Company as of September 30, 1996

(b) Historical unaudited condensed balance sheet of Merchants as of September 30, 1996

(c) Adjustments to record assets purchased and liabilities assumed at their estimated fair values.

(d) Reflects the acquisition for cash, the issuance of 2000 shares of the Company's Series B Preferred Stock and 500 shares of the Company's Series C Convertible Preferred Stock.

(e) The excess of purchase price over net tangible assets acquired allocated to acquired loan servicing costs to be amortized over the term of the loan servicing period.

                     Crown NorthCorp Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Income
                      For the year ended December 31, 1995
                                  (UNAUDITED)

=================================================================================================================================
                                                                           Merchants            Pro Forma             Pro Forma
                                                        Historical         Mortgage           Adjustments           Consolidated
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
  Management fees                                        $7,459,832       $1,983,866                                  $9,443,698
  Disposition, liquidation and bonus fees                 6,943,795                                                    6,943,795
  Incentive fees                                          3,297,964                                                    3,297,964
  Other                                                     381,591        1,166,163           (1,166,163) (a)           381,591
                                                        -----------      -----------          -----------            -----------
     Total revenues                                      18,083,182        3,150,029           (1,166,163)            20,067,048

OPERATING AND ADMINISTRATIVE EXPENSES:
  Personnel                                              10,451,878          197,643             (197,643) (a)        10,451,878
  Occupancy                                               1,180,827          149,816             (149,007) (a)         1,181,636
  Insurance                                                 303,894                                                      303,894
  Depreciation and Amortization                           1,040,656           63,971              (63,971) (a)         1,040,656
  Other                                                   1,481,370          136,408              (63,389) (b)         1,574,389
                                                                                                   20,000  (c)
                                                        -----------      -----------          -----------            -----------
     Total operating and administrative expenses         14,458,625          547,838             (474,010)            14,552,453
                                                        -----------      -----------          -----------            -----------

INCOME FROM OPERATIONS                                    3,624,557        2,602,191             (692,153)             5,514,595

OTHER EXPENSES
  Minority interest                                         397,222                                                      397,222
  Interest- expense                                         166,037                                                      166,037
  Loss on write off of property and equipment                19,884           39,997              (39,997) (a)            19,884
                                                        -----------      -----------          -----------            -----------
     Total other expenses                                   583,143           39,997              (39,997)               583,143
                                                        -----------      -----------          -----------            -----------

EARNINGS BEFORE INCOME TAXES                              3,041,414        2,562,194             (652,156)             4,931,452
                                                        -----------      -----------          -----------            -----------

INCOME TAX EXPENSE                                        1,348,668        1,038,509             (202,177) (a)         2,185,000
                                                        -----------      -----------          -----------            -----------

                            NET EARNINGS                 $1,692,746       $1,523,685            ($449,979)            $2,746,452
                                                        ===========      ===========          ===========            ===========

EARNINGS PER SHARE                                            $0.21                                                        $0.33
                                                        ===========                                                  ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                       8,244,381                                                    8,244,381
                                                        ===========                                                  ===========

---------------------------------------------------------------------------------------------------------------------------------

(a) To reflect revenue and expense reductions attributable to reduced cash balances and the absorption of loan processing activities with accompanying elimination of expenses.

(b) Includes expense reductions and amortization of acquired loan servicing cost over the weighted average life of loans.

(c) To reflect letter of credit expense required for FNMA DUS program.

                     Crown NorthCorp Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 1996
                                  (UNAUDITED)

====================================================================================================================================
                                                                               Merchants        Pro Forma             Pro Forma
                                                            Historical         Mortgage        Adjustments           Consolidated
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
  Management fees                                           $4,558,518        $1,081,232                              $5,639,750
  Disposition, liquidation and bonus fees                    1,848,134                                                 1,848,134
  Incentive fees                                             1,302,219                                                 1,302,219
  Other                                                        209,625           627,115        ($627,115) (a)           209,625
                                                            ----------        ----------       ----------             ----------
     Total revenues                                          7,918,496         1,708,347         (627,115)             8,999,728

OPERATING AND ADMINISTRATIVE EXPENSES:
  Personnel                                                  6,976,517            80,884          (80,884) (a)         6,976,517
  Occupancy                                                  1,084,334            21,571          (21,075) (a)         1,084,830
  Insurance                                                    207,132                                                   207,132
  Depreciation and Amortization                              1,798,017             3,108           (3,108) (a)         1,798,017
  Other                                                        888,002            (6,698)          55,508  (b)           951,812
                                                                                                   15,000  (c)
                                                            ----------        ----------       ----------             ----------
     Total operating and administrative expenses            10,954,002            98,865          (49,559)            11,018,308

                                                            ----------        ----------       ----------             ----------
EARNINGS FROM OPERATIONS                                    (3,035,506)        1,609,482         (577,556)            (2,018,580)

OTHER EXPENSES
  Minority interest                                           (353,158)                                                 (353,158)
  Interest                                                     156,627                                                   171,627
  Loss on write off of property and equipment                   47,779                                                    47,779
  Loss on disposal of subsidiary                             1,406,724                                                 1,406,724
                                                            ----------        ----------       ----------             ----------
     Total other expenses                                    1,257,972                 0                0              1,272,972
                                                            ----------        ----------       ----------             ----------

EARNINGS BEFORE INCOME TAXES                                (4,293,478)        1,609,482         (577,556)            (3,291,552)
                                                            ----------        ----------       ----------             ----------

INCOME TAX  (CREDIT) EXPENSE                                (1,248,978)          652,288         (361,310) (a)          (958,000)
                                                            ----------        ----------       ----------             ----------

NET EARNINGS                                               ($3,044,500)         $957,194        ($216,246)           ($2,333,552)
                                                            ==========        ==========       ==========             ==========

EARNINGS PER SHARE                                              ($0.37)                                                   ($0.28)
                                                            ==========                                                ==========

WEIGHTED AVERAGE SHARES OUTSTANDING                          8,199,779                                                 8,199,779
                                                            ==========                                                ==========

------------------------------------------------------------------------------------------------------------------------------------

(a) To reflect revenue and expense reductions attributable to reduced cash balances and the absorption of loan processing activities with accompanying elimination of expenses.

(b) Includes expense reductions and amortization of acquired loan servicing cost over the weighted average life of loans.

(c) To reflect letter of credit expense required for FNMA DUS program.